Exhibit 10.1

Black Box Corporation
2008 Long-Term Incentive Plan
(as amended and restated on August 6, 2013)
Section 1.  Purpose.  The purpose of this Plan is to advance the interests of Black Box and its stockholders by providing incentives to certain Eligible Persons who contribute significantly to the strategic and long-term performance objectives and growth of the Company. This Plan replaced the Employee Plan and the Director Plan and, from and after the Effective Date, no new grants of awards may be made under the Employee Plan or the Director Plan.

Section 2.  Definitions.  Certain capitalized terms applicable to this Plan are set forth in Appendix A.

Section 3.  Administration.  This Plan shall be administered by the Committee. The Committee shall have all the powers vested in it by the terms of this Plan, such powers to include the exclusive authority to select the Eligible Persons to be granted Awards under this Plan, to determine the type, size, terms and conditions of the Award to be made to each Eligible Person selected, to modify or waive (subject to the provisions of Section 13 hereof) the terms and conditions of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives, to make any adjustments necessary or desirable as a result of the granting of Awards to Eligible Persons located outside the United States and to prescribe the form of the agreements evidencing Awards made under this Plan. Awards may, in the sole discretion of the Committee, be made under this Plan in assumption of, or in substitution for, outstanding Awards previously granted by (i) the Company, (ii) any predecessor of the Company or (iii) a company acquired by the Company or with which the Company combines. The number of Common Shares underlying such substitute Awards shall be counted against the aggregate number of Common Shares available for Awards under this Plan.

The Committee is authorized to interpret this Plan and the Awards granted under this Plan, to establish, amend and rescind any rules and regulations relating to this Plan and to make any other determinations that it deems necessary or desirable for the administration of this Plan. The Committee may correct any defect or omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan, as described in this Plan, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their Permitted Transferees). The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Participants.

No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Committee or by any other officer of the Company in connection with the performance of duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

Section 4.  Participation.  Consistent with the purposes of this Plan, the Committee shall have exclusive power to select the Eligible Persons who may participate in this Plan and be granted Awards under this Plan. Eligible Persons may be selected individually or by groups or categories, as determined by the Committee, in its sole discretion.

Section 5.  Awards under this Plan.
(a)    Types of Awards.  Awards under this Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units, (v) Performance Grants, (vi) Other Share-Based Awards and (vii) any other type of Award deemed by the Committee, in its sole discretion, to be consistent with the purposes of this Plan (including, but not limited to, Associated Awards and Awards to be made to Participants who are foreign nationals or are employed or performing services outside the United States). In the case of an Award granted in conjunction with an Associated Award and subject to the provisions of Section 16 hereof, the Award may be reduced, on an appropriate basis, to the extent that the Associated Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.

Exhibit 10.1

(b)    Maximum Number of Common Shares that May be Issued.  The maximum aggregate number of Common Shares available for issuance under Awards granted under this Plan, including Incentive Stock Options, shall be 1,900,000 plus the number of shares that were available for the grant of awards under the Employee Plan and the Director Plan on the Effective Date, plus the number of shares subject to stock options outstanding under the Employee Plan and the Director Plan on the Effective Date that are forfeited or cancelled prior to exercise; the aggregate number of Common Shares available for issuance under the Plan shall be reduced by one (1) Common Share for each Common Share issued in settlement of an Award; provided, however, that such aggregate number of Common Shares available for issuance under the Plan shall be reduced by 1.87 Common Shares for each Common Share issued in settlement of a Full-Value Award. No Eligible Person may receive: (i) Stock Options or Stock Appreciation Rights under this Plan for more than 900,000 Common Shares in any one fiscal year of Black Box, (ii) Performance Grants (denominated in Common Shares) for more than 500,000 Common Shares in any one fiscal year of Black Box and (iii) Performance Grants (denominated in cash) for more than $5,000,000 in any one fiscal year of Black Box. No Eligible Person who is an Outside Director may receive: (i) Stock Options or Stock Appreciation Rights under this Plan for more than 50,000 Common Shares in any one fiscal year of Black Box and (ii) Full-Value Awards for more than 25,000 Common Shares in any one fiscal year of Black Box. The foregoing limitations shall be subject to adjustment as provided in Section 14 hereof, but only to the extent that any such adjustment will not affect the status of: (i) any Award intended to qualify as performance-based compensation under Section 162(m) of the Code, (ii) any Award intended to qualify as an Incentive Stock Option or (iii) any Award intended to comply with, or qualify for an exception to, Section 409A of the Code. Common Shares issued pursuant to this Plan may be either authorized but unissued shares, treasury shares, reacquired shares or any combination thereof. If any Common Shares issued pursuant to an Award are forfeited or cancelled, then such Common Shares that are forfeited or cancelled shall be or become available for issuance under this Plan. Common Shares (i) delivered in payment of the exercise price of a Stock Option, (ii) not issued upon settlement of a Stock Appreciation Right or (iii) delivered to or withheld by the Company to pay withholding taxes shall not become available for issuance under the Plan. For avoidance of doubt, the repurchase of Common Shares by the Company, including Common Shares acquired utilizing the proceeds received by the Company from stock option exercises, shall not increase the Common Shares available for issuance under the Plan.
(c)    Rights with Respect to Common Shares and Other Securities. Except as provided in subsection 8(c) hereof with respect to Awards of Restricted Stock and unless otherwise determined by the Committee, in its sole discretion, a Participant to whom an Award is made (and any Person succeeding to such a Participant's rights pursuant to this Plan) shall have no rights as a stockholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date a stock certificate evidencing such Common Shares or other evidence of ownership is issued to such Participant or until the Participant's ownership of such Common Shares shall have been entered into the books of the registrar in the case of uncertificated shares.
Section 6.  Stock Options.  The Committee may grant Stock Options; provided, that an Incentive Stock Option may be granted only to Eligible Persons who are employees of Black Box or any parent or subsidiary of Black Box within the meaning of Code Sections 424 (e) and (f), including a subsidiary which becomes such after adoption of the Plan. Each Stock Option granted under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe, from time to time, in accordance with this Plan and shall comply with the applicable terms and conditions of this section and this Plan and with such other terms and conditions, including, but not limited to, restrictions upon the Stock Option or the Common Shares issuable upon exercise thereof, as the Committee, in its sole discretion, shall establish.

(a)    The exercise price of a Stock Option shall not be less than the Fair Market Value of the Common Shares subject to such Stock Option on the date of grant of the Stock Option, as determined by the Committee; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Employee, such exercise price shall not be less than 110% of such Fair Market Value at the time the Stock Option is granted. Unless otherwise determined by the Committee in the documentation evidencing its approval action, the exercise price of a Stock Option shall be equal to 100% of the Fair Market Value of the Common Shares subject to such Stock Option on the date of grant of such Stock Option or, in the case of an Incentive Stock Option granted to a Ten Percent Employee, shall be 110% of such Fair Market Value of the Common Shares subject to such Stock Option on the date of grant of such Stock Option.

(b)    On or before the date of grant of the Stock Option, the Committee shall determine the number of Common Shares to be subject to each Stock Option and shall identify the name of the Eligible Person to receive such Stock Option.

(c)    Any Stock Option may be exercised during its term only at such time or times and in such installments as the Committee may establish; provided that no Stock Option shall granted with a vesting period of less than one (1) year from the date of grant.

Exhibit 10.1

(d)    A Stock Option shall not be exercisable:

(i)    in the case of any Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five (5) years from the date it is granted, and, in the case of any other Stock Option, after the expiration of ten (10) years from the date it is granted; and

(ii)    unless payment in full is made for the shares being acquired under such Stock Option at the time of exercise as provided in subsection 6(g) hereof.

(e)    In the case of an Incentive Stock Option, the amount of the aggregate Fair Market Value of Common Shares (determined at the time of grant of the Stock Option) with respect to which incentive stock options are exercisable for the first time by an employee of the Company during any calendar year (under all such plans of his or her employer corporation and its parent and subsidiary corporations) shall not exceed $100,000 or such other amount as is specified in the Code.

(f)    It is the intent of Black Box that Nonqualified Stock Options granted under this Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under this Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing Treasury Regulations (and any successor provisions thereof) and that any ambiguities in construction shall be interpreted in order to effectuate such intent. If a Stock Option is intended to be an Incentive Stock Option, and if for any reason such Stock Option (or portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Stock Option (or portion thereof) shall be regarded as a Nonqualified Stock Option granted under this Plan; provided, that such Stock Option (or portion thereof) otherwise complies with this Plan's requirements relating to Nonqualified Stock Options. In no event shall any member of the Committee or the Company (or its employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of a Stock Option to qualify for any reason as an Incentive Stock Option.

(g)    For purposes of payments made to exercise Stock Options, such payment shall be made in such form (including, but not limited to, cash, Common Shares, the surrender of another outstanding Award under this Plan, broker-assisted cashless exercise or any combination thereof) as the Committee may determine, in its sole discretion. Stock Options granted under this Plan shall be exercised by the Participant as to all or part of the Common Shares covered thereby by the giving of written (including electronic) notice of the exercise thereof to the Company at the principal business office of the Company, specifying the number of Common Shares to be purchased and specifying a business day not more than fifteen (15) days from the date such notice is given for the payment of the purchase price against delivery of the Common Shares being purchased.
Section 7.  Stock Appreciation Rights.  The Committee may grant Stock Appreciation Rights. Each Award of Stock Appreciation Rights granted under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe, from time to time, in accordance with this Plan and shall comply with the applicable terms and conditions of this section and this Plan and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or any Common Shares issuable upon exercise thereof, as the Committee, in its sole discretion, shall establish.

(a)    The Committee shall determine the number of Common Shares to be subject to each Award of Stock Appreciation Rights.

(b)    Any Stock Appreciation Right may be exercised during its term only at such time or times and in such installments as the Committee may establish and shall not be exercisable after the expiration of ten (10) years from the date it is granted; provided that no Stock Appreciation Right shall granted with a vesting period of less than one (1) year from the date of grant.

Exhibit 10.1

(c)    An Award of Stock Appreciation Rights shall entitle the holder to exercise such Award and to receive from Black Box in exchange thereof, without payment to Black Box, that number of Common Shares (or cash, Other Black Box Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee and as set forth in the agreement evidencing such Award of Stock Appreciation Rights) having an aggregate value equal to the excess of the Fair Market Value of one (1) Common Share, at the time of such exercise, over the exercise price times the number of Common Shares subject to the Award that are so exercised. Stock Appreciation Rights shall have an exercise price no less than the Fair Market Value of the Common Shares covered by the right on the date of grant. Unless otherwise determined by the Committee in the documentation evidencing its approval action, the exercise price of a Stock Appreciation Right shall be equal to 100% of the Fair Market Value of the Common Shares subject to such Stock Appreciation Right on the date of grant of the Stock Appreciation Right.

(d)    A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Stock Option (or other Award), or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in Common Shares in accordance with subsection 7(c) hereof.

Section 8. Restricted Stock and Restricted Stock Units.  The Committee may grant Awards of Restricted Stock and Restricted Stock Units. Each Award of Restricted Stock or Restricted Stock Units under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe, from time to time, in accordance with this Plan and shall comply with the applicable terms and conditions of this section and this Plan and with such other terms and conditions as the Committee, in its sole discretion, shall establish.

(a)    The Committee shall determine the number of Common Shares to be issued to a Participant pursuant to the Award of Restricted Stock or Restricted Stock Units, and the extent, if any, to which they shall be issued in exchange for cash, other consideration or both.

(b)    Until the expiration of such period as the Committee shall determine from the date on which the Award is granted and subject to such other terms and conditions as the Committee, in its sole discretion, shall establish (the “Restricted Period”), a Participant to whom an Award of Restricted Stock is made shall be issued, but shall not be entitled to the delivery of, a stock certificate or other evidence of ownership representing the Common Shares subject to such Award. The standard vesting schedule applicable to Awards of Restricted Stock and Restricted Stock Units shall provide for the vesting of such Awards, in one or more increments, over a service period of not less than three (3) years; provided, however, that this limitation shall not (i) apply to Awards granted to Outside Directors that are received pursuant to the Company's compensation program applicable to Outside Directors, (ii) apply to Awards for Restricted Stock or Restricted Stock Units under this Section 8 together with Full-Value Awards under Section 10 hereof for up to an aggregate of 10% of the maximum number of Common Shares that may be issued under this Plan or (iii) adversely affect a Participant's rights under another plan or agreement with the Company.

(c)    Unless otherwise determined by the Committee, in its sole discretion, a Participant to whom an Award of Restricted Stock has been made (and any Person succeeding to such Participant's rights pursuant to this Plan) shall have, after issuance of a certificate for the number of Common Shares awarded (or after the Participant's ownership of such Common Shares shall have been entered into the books of the registrar in the case of uncertificated shares) and prior to the expiration of the Restricted Period, ownership of such Common Shares, including the right to vote such Common Shares and to receive dividends or other distributions made or paid with respect to such Common Shares (provided, that such Common Shares, and any new, additional or different shares, or Other Black Box Securities or property or other forms of consideration that the Participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other change in the capital structure of Black Box shall be subject to the restrictions set forth in this Plan as determined by the Committee, in its sole discretion) subject, however, to the restrictions and limitations imposed thereon pursuant to this Plan.

(d)    The Committee may grant Associated Awards of Dividend Equivalents to Participants in connection with Awards of Restricted Stock Units. The Committee may provide, at the date of grant, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Common Shares or other investment vehicles as the Committee may specify; provided, that, unless otherwise determined by the Committee, Dividend Equivalents shall be subject to all conditions and restrictions of the underlying Restricted Stock Units to which they relate.

Exhibit 10.1

Section 9.  Performance Grants.

(a)    Grant.  Subject to the limitations set forth in Section 5(b) hereof, the Committee shall have sole and complete authority to determine the Eligible Persons who shall receive a Performance Grant which shall consist of a right that is (i) denominated in cash, Common Shares or any other form of Award issuable under this Plan (or any combination thereof), (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish and (iii) payable at such time and in such form as the Committee shall determine. Unless otherwise determined by the Committee, any such Performance Grant shall be evidenced by an Award agreement containing the terms of the Award, including, but not limited to, the performance criteria and such terms and conditions as may be determined, from time to time, by the Committee, in each case, not inconsistent with this Plan. In relation to any Performance Grant, the performance period may consist of one or more calendar years or other fiscal period of at least 12 months in length for which performance is being measured.

(b)    Terms and Conditions.  For Awards intended to be performance-based compensation under Section 162(m) of the Code, Performance Grants shall be conditioned upon the achievement of pre-established goals relating to one or more of the following performance measures, as determined in writing by the Committee and subject to such modifications as specified by the Committee: cash flow; cash flow from operations; earnings (including earnings before interest, taxes, depreciation and amortization or some variation thereof); earnings per share, diluted or basic; earnings per share from continuing operations; days sales outstanding; net asset turnover; inventory turnover; capital expenditures; debt; debt reduction; working capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; productivity; delivery performance; stock price; return on equity; total or relative increases to stockholder return; return on capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating profit or net operating profit; gross margin, operating margin or profit margin; and completion of acquisitions, business expansion, product diversification and other non-financial operating and management performance objectives. To the extent consistent with Section 162(m) of the Code, the Committee may determine, at the time the performance goals are established, that certain adjustments shall apply, in whole or in part, in such manner as determined by the Committee, to exclude the effect of any of the following events that occur during a performance period: the impairment of tangible or intangible assets; litigation or claim judgments or settlements; the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; business combinations, reorganizations and/or restructuring programs, including, but not limited to, reductions in force and early retirement incentives; currency fluctuations; and any extraordinary, unusual, infrequent or non-recurring items, including, but not limited to, such items described in management's discussion and analysis of financial condition and results of operations or the financial statements and notes thereto appearing in Black Box's annual report to stockholders for the applicable fiscal year. Performance measures may be determined either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary entity thereof, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous fiscal years' results or to a designated comparison group, in each case as specified by the Committee.

(c)    Preestablished Performance Goals.  For Awards intended to be performance-based compensation under Section 162(m) of the Code, performance goals relating to the performance measures set forth above shall be preestablished in writing by the Committee, and achievement thereof certified in writing prior to payment of the Award, as required by Section 162(m) and Treasury Regulations promulgated thereunder. All such performance goals shall be established in writing no later than ninety (90) days after the beginning of the applicable performance period; provided, however, that for a performance period of less than one (1) year, the Committee shall take any such actions prior to the lapse of 25% of the performance period. In addition to establishing minimum performance goals below which no compensation shall be payable pursuant to a Performance Grant, the Committee, in its sole discretion, may create a performance schedule under which an amount less than or more than the target award may be paid so long as the performance goals have been achieved.

Exhibit 10.1

(d)    Additional Restrictions/Negative Discretion.  The Committee, in its sole discretion, may also establish such additional restrictions or conditions that must be satisfied as a condition precedent to the payment of all or a portion of any Performance Grants. Such additional restrictions or conditions need not be performance-based and may include, among other things, the receipt by a Participant of a specified annual performance rating, the continued employment by the Participant and/or the achievement of specified performance goals by the Company, business unit or Participant. Furthermore, and notwithstanding any provision of this Plan to the contrary, the Committee, in its sole discretion, may retain the discretion to reduce the amount of any Performance Grant payable in cash to a Participant if it concludes that such reduction is necessary or appropriate based upon: (i) an evaluation of such Participant's performance, (ii) comparisons with compensation received by other similarly-situated individuals working within the Company's industry, (iii) the Company's financial results and conditions or (iv) such other factors or conditions that the Committee deems relevant; provided, however, the Committee shall not use its discretionary authority to increase any Award that is intended to be performance-based compensation under Section 162(m) of the Code.

(e)    Payment of Performance Awards.  Performance Grants may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.
Section 10.  Other Share-Based Awards.  The Committee shall have authority to grant to Eligible Persons Other Share-Based Awards, which shall consist of any right that is (i) not an Award described in Sections 6 through 9 hereof and (ii) an Award of Common Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Shares (including, without limitation, securities convertible into Common Shares), as deemed by the Committee to be consistent with the purposes of this Plan. Subject to the terms of this Plan and any applicable Award agreement, the Committee shall determine the terms and conditions of any such Other Share-Based Award. The standard vesting schedule applicable to any Other Share-Based Award shall provide for vesting of such Award, in one or more increments, over a service period of not less than three (3) years; provided, however, that this limitation shall not (i) apply to Awards granted to Outside Directors that are received pursuant to the Company's compensation program applicable to Outside Directors, (ii) apply to Awards for Restricted Stock or Restricted Stock Units under Section 8 hereof together with Full-Value Awards under this Section 10 for up to an aggregate of 10% of the maximum number of Common Shares that may be issued under this Plan or (iii) adversely affect a Participant's rights under another plan or agreement with the Company.

Section 11.  Termination of Employment.  Upon termination of employment of any employee with the Company, or cessation of an Outside Director's service on the Board, an Award previously granted to the employee or Outside Director, as the case may be, unless otherwise specified by the Committee in the agreement evidencing such Award and, to the extent not inconsistent with Section 16 hereof, shall, (i) to the extent not theretofore exercised with respect to any Stock Options or Stock Appreciation Rights, (ii) to the extent that any of the designated goals (including any service period) have not been achieved within the designated period and/or (iii) to the extent that, for whatever reason, such Award shall not have vested, become null and void and shall be forfeited, provided, that:

(a)    if the employee or director shall die while in the employ of the Company or while serving on the Board, as the case may be, or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such employee or Outside Director was entitled to exercise all or any portion of such Stock Option or Stock Appreciation Right as herein provided, the legal representative of such employee or Outside Director, or such person who acquired such Award by bequest or inheritance or by reason of the death of the employee or Outside Director, may, not later than one (1) year from the date of death, exercise such Award, to the extent not theretofore exercised, as specified by the Committee in the agreement evidencing such Award;

(b)    if the employment of an employee or the service of an Outside Director to whom a Stock Option or Stock Appreciation Right shall have been granted shall terminate by reason of the employee's or Outside Director's retirement (at such age or upon such conditions as shall be specified by the Board), disability (as described in Section 22(e)(3) of the Code) or dismissal of the employee by the employer or removal of the Outside Director other than for cause (as defined below), and while such employee or Outside Director is entitled to exercise such Stock Option or Stock Appreciation Right as herein provided, such employee or Outside Director shall have the right to exercise such Stock Option or Stock Appreciation Right so granted, to the extent not theretofore exercised, in respect of any or all of such number of Common Shares as specified by the Committee in such Stock Option or Stock Appreciation Right, at any time up to and including (i) three (3) months after the date of such termination of employment or service as an Outside Director in the case of termination by reason of retirement or dismissal other than for cause and (ii) one (1) year after the date of termination of employment or service as an Outside Director in the case of termination by reason of disability; and

Exhibit 10.1

(c)    if the employment of an employee or the service of an Outside Director to whom an Award of Restricted Stock or Restricted Stock Units, Performance Grant or Other Share-Based Award shall have been granted shall terminate by reason of the employee's or Outside Director's death, retirement (at such age or upon such conditions as shall be specified by the Board) or disability (as described in Section 22(e)(3) of the Code), and prior to the forfeiture of such Award, such Award shall vest and all restrictions shall lapse as of the date of such employee's or Outside Director's death, retirement or disability.

If an employee voluntarily terminates his or her employment, or if an Outside Director voluntarily terminates his or her service on the Board, or is discharged for cause, any Award granted hereunder shall, unless otherwise specified by the Committee in the agreement evidencing such Award, forthwith terminate and be forfeited with respect to any unexercised or unvested portion thereof.

If a Stock Option or Stock Appreciation Right granted hereunder shall be exercised by the legal representative of a deceased or disabled employee or Outside Director or former employee or Outside Director, or by a person who acquired a Stock Option or Stock Appreciation Right granted hereunder by bequest or inheritance or by reason of death of any employee or Outside Director or former employee or Outside Director, written (including electronic) notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Stock Option or Stock Appreciation Right.

For purposes of this Plan, the term “for cause” shall mean (i) with respect to an employee or Outside Director who is party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company, which agreement or plan contains a definition of “for cause” or “cause” (or words of like import) for purposes of termination of employment or service as an Outside Director thereunder by the Company, “for cause” or “cause” as defined in the most recent of such agreements or plans or (ii) in all other cases, (a) the willful commission by an employee or Outside Director of a criminal or other act that causes substantial economic damage to the Company or substantial injury to the business reputation of the Company; (b) the commission by an employee or Outside Director of an act of fraud in the performance of such employee's or Outside Director's duties on behalf of the Company or (c) the continuing willful failure of an employee or Outside Director to perform the duties of such employee or Outside Director to the Company (other than such failure resulting from the employee's or Outside Director's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the employee or Outside Director by the Board or the Committee. For purposes of this Plan, no act or failure to act on the employee's or Outside Director's part shall be considered “willful” unless done or omitted to be done by the employee or Outside Director not in good faith and without reasonable belief that the employee's or Outside Director's action or omission was in the best interests of the Company.

For purposes of this Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an “employee” of such corporation for purposes of Section 422(a) of the Code. If an individual is on military, sick leave or other bona fide leave of absence, such individual shall be considered an “employee” for purposes of the exercise of a Stock Option or Stock Appreciation Right and shall be entitled to exercise such a Stock Option or Stock Appreciation Right during such leave if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the individual's right to reemployment with the corporation granting the option (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave, unless the individual's right to reemployment is guaranteed by statute or contract.

A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by Black Box to employment by a subsidiary corporation or a parent corporation of Black Box or (ii) the transfer of an employee from employment by a subsidiary corporation or a parent corporation of Black Box to employment by Black Box or by another subsidiary corporation or parent corporation of Black Box. Furthermore, solely for purposes of determining the rights and obligations under any outstanding Awards theretofore granted, in the event that Black Box ceases to own, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock of a subsidiary company by virtue of a recapitalization, stock dividend, stock split, split-up, spin-off, combination of shares or other like change in capital structure of Black Box, the Committee may determine that employment by such former subsidiary (or any parent or subsidiary company of such subsidiary) shall continue to be deemed to be employment by the Company for purposes of this Plan.

Exhibit 10.1

In the event of the complete liquidation or dissolution of a subsidiary corporation, or in the event that Black Box ceases to own, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock of such corporation (except as provided in the preceding paragraph), any unexercised Stock Option or Stock Appreciation Right, any unvested Award and any Award for which restrictions have not lapsed theretofore granted to any person employed by such subsidiary corporation will be deemed canceled and forfeited unless such person is employed by Black Box or by any parent corporation or subsidiary corporation of Black Box after the occurrence of such event. In the event a Stock Option or Stock Appreciation Right is to be canceled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each employee holding such unexercised Stock Option or Stock Appreciation Right and such holder will have the right to exercise such Stock Option or Stock Appreciation Right in full during the thirty (30) day period following notice of such cancellation.

Notwithstanding anything to the contrary contained in this Section 11 hereof, in no event, however, shall any person be entitled to exercise any Stock Option or Stock Appreciation Right after the expiration of the period of exercisability of such Stock Option or Stock Appreciation Right as specified therein.

Section 12.  Transferability of Awards.  A Participant's rights and interest under this Plan or any Award may not be assigned or transferred, hypothecated or encumbered, in whole or in part, either directly or by operation of law or otherwise, including, but not by way of limitation, by execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, the Committee may permit such transfer to a Permitted Transferee; and provided, further, that, unless otherwise permitted by the Code, any Incentive Stock Option granted pursuant to this Plan shall not be transferable other than by will or by the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by Participant or by such Permitted Transferee.

Section 13.  Amendment or Substitution of Awards under this Plan; Change in Control.  The terms of any outstanding Award under this Plan may be amended or modified from time to time by the Committee, in its sole discretion, in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award or the payment under any Award) if the Committee could grant such amended or modified Award under the terms of this Plan at the time of such amendment or modification; provided, that no such amendment or modification shall: (i) accelerate the vesting or exercisability of any Award, other than in connection with a Participant's death, disability (as described in Section 22(e)(3) of the Code), retirement (at such age or upon such conditions as shall be specified by the Board) or a change-in-control or other transaction contemplated by this Section 13; provided, further, that the foregoing limitation shall not apply to any Performance Grant the payment of which remains contingent upon the attainment of the performance goal or (ii) adversely affect in a material manner any right of a Participant under the Award without his or her written consent. Notwithstanding the foregoing or any provision of an Award to the contrary, the Committee may at any time (without the consent of any Participant) modify, amend or terminate any or all of the provisions of an Award to the extent necessary to conform the provisions of the Award with Section 162(m), Section 409A or any other provision of the Code or other applicable law, the Treasury Regulations issued thereunder or an exception thereto, regardless of whether such modification, amendment or termination of the Award shall adversely affect the rights of a Participant. The Committee may, in its sole discretion and, to the extent not inconsistent with Section 16 hereof, permit holders of Awards under this Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under this Plan.

Notwithstanding any provision of this Plan to the contrary, except in the event of a “change-in-control” or a dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Common Shares, Other Black Box Securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or Other Black Box Securities, issuance of warrants or other rights to purchase Common Shares or Other Black Box Securities or other similar corporate transaction or event that affects the Common Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or cancel or surrender outstanding Stock Options or Stock Appreciation Rights in exchange for cash, other Awards or Stock Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Options or Stock Appreciation Rights without stockholder approval.

Exhibit 10.1

In the event of a “change-in-control” of Black Box and to the extent not inconsistent with Section 16 hereof, all then outstanding Awards shall immediately become exercisable and shall vest and all restrictions shall lapse. For purposes of this Plan, a “change-in-control” of the Company occurs if: (i) any “Person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing (a) 50% or more of the combined voting power of the Company's then-outstanding securities or (b) 25% or more but less than 50% of the combined voting power of the Company's then-outstanding securities if such transaction(s) giving rise to such beneficial ownership are not approved by the Board, (ii) at any time a majority of the members of the Board consists of individuals other than individuals who were nominated by members of the Board (iii) a sale of all or substantially all of the assets of the Company is effected, or (iv) any merger, consolidation, issuance of securities, purchase of assets or other transaction is effected, the result of which is the occurrence of any event described in clause (i) or (ii) above. Notwithstanding the foregoing or any provision of this Plan to the contrary, if an Award is subject to Section 409A (and not excepted therefrom) and a change-in-control is a distribution event for purposes of an Award, the foregoing definition of change-in-control shall be interpreted, administered and construed in a manner necessary to ensure that the occurrence of any such event shall result in a change-in-control only if such event qualifies as a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation, as applicable, within the meaning of Treas. Reg. §1.409A-3(i)(5).

The Committee, in its sole discretion and to the extent not inconsistent with Section 16 hereof, may determine that, upon the occurrence of a transaction described in the preceding paragraph, that each Award outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each such Award, cash in an amount equal to the fair market value of such Award (if any) as determined by the Committee, in its sole discretion.

Section 14.  Dilution and Other Adjustments.  In the event a dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Common Shares, Other Black Box Securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or Other Black Box Securities, issuance of warrants or other rights to purchase Common Shares or Other Black Box Securities or other similar corporate transaction or event affects the Common Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in an equitable manner, (i) adjust any or all of (a) the aggregate maximum number of Common Shares or Other Black Box Securities (or number and kind of other securities or property) with respect to which Awards may be granted under this Plan pursuant to Section 5(b) hereof, (b) the individual maximum number of Common Shares that may be granted as Stock Options, Stock Appreciation Rights and Performance Grants (denominated in Common Shares) to a Participant pursuant to Section 5(b) of this Plan, (c) the number of Common Shares or Other Black Box Securities (or number and kind of other securities or property) subject to outstanding Awards and (d) the grant or exercise price with respect to any outstanding Award, (ii) if deemed appropriate, provide for an equivalent Award or substitute Award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect or (iii) if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, that, in each case, any such adjustment shall be performed in accordance with the applicable provisions of Code and the Treasury Regulations issued thereunder so as to not affect the status of: (A) any Award intended to qualify as performance-based compensation under Section 162(m) of the Code, (B) any Award intended to qualify as an Incentive Stock Option under Section 422 of the Code or (C) any Award intended to comply with, or qualify for an exception to, Section 409A of the Code. Unless otherwise provided by the Committee, all outstanding Awards shall terminate immediately prior to the consummation of any dissolution or liquidation of the Company. Any such termination or adjustment made by the Committee will be final, conclusive and binding for all purposes of this Plan.

Section 15.  Time of Granting of an Award.  The date of grant of an Award shall, for all purposes, be the date on which the Committee approves such Award, or such other later date as determined by the Committee at the time of such approval. Notice of the approval shall be given to each Participant to whom an Award is granted within a reasonable time after the date of the grant.
Section 16. Section 409A. Notwithstanding any provision of the Plan or an Award agreement to the contrary, if any Award or benefit provided under this Plan is subject to the provisions of Section 409A, the provisions of the Plan and any applicable Award agreement shall be administered, interpreted and construed in a manner necessary to comply with Section 409A or an exception thereto (or disregarded to the extent such provision cannot be so administered, interpreted or construed), and the following provisions shall apply, as applicable:

Exhibit 10.1

(a) If a Participant is a Specified Employee and a payment subject to Section 409A (and not excepted therefrom) to the Participant is due upon Separation from Service, such payment shall be delayed for a period of six (6) months after the date of the Participant's Separation from Service (or, if earlier, the death of the Participant). Any payment that would otherwise have been due or owing during such six-month period will be paid immediately following the end of the six-month period in the month following the month containing the 6-month anniversary of the date of termination unless another compliant date is specified in the applicable Award agreement.

(b) For purposes of Section 409A, and to the extent applicable to any Award or benefit under the Plan, it is intended that distribution events qualify as permissible distribution events for purposes of Section 409A and shall be interpreted and construed accordingly. With respect to payments subject to Section 409A, the Company reserves the right to accelerate and/or defer any payment to the extent permitted and consistent with Section 409A. Whether and when a Separation from Service or termination of employment of a Participant has occurred will be determined based on all of the facts and circumstances and, to the extent applicable to any Award or benefit, in accordance with the guidance issued under Section 409A. For this purpose, a Participant will be presumed to have experienced a Separation from Service when the level of bona fide services performed permanently decreases to a level less than twenty percent (20%) of the average level of bona fide services performed during the immediately preceding thirty-six (36) month period or such other applicable period as provided by Section 409A.

(c) The Committee, in its discretion, may specify the conditions under which the payment of all or any portion of any Award may be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms and conditions, as the Committee shall determine in its discretion, in accordance with the provisions of Section 409A; provided, however, that no deferral shall be permitted with respect to Options and other stock rights subject to Section 409A. An election shall be made by filing an election with the Company (on a form provided by the Company) on or prior to December 31st of the calendar year immediately preceding the beginning of the calendar year (or other applicable service period) to which such election relates (or at such other date as may be specified by the Committee to the extent consistent with Section 409A) and shall be irrevocable for such applicable calendar year (or other applicable service period).

(d) The grant of Nonqualified Stock Options, Stock Appreciation Rights and other stock rights subject to Section 409A shall be granted under terms and conditions consistent with Treas. Reg. §1.409A-1(b)(5) such that any such Award does not constitute a deferral of compensation under Section 409A. Accordingly, any such Award may be granted to Eligible Persons of Black Box and its subsidiaries and affiliates in which Black Box has a controlling interest. In determining whether Black Box has a controlling interest, the rules of Treas. Reg. §1.414(c)-2(b)(2)(i) shall apply; provided, that the language “at least 50 percent” shall be used instead of “at least 80 percent” in each place it appears; provided, further, where legitimate business reasons exist (within the meaning of Treas. Reg. §1.409A-1(b)(5)(iii)(E)(i)), the language “at least 20 percent” shall be used instead of “at least 80 percent” in each place it appears. The rules of Treas. Reg. §§1.414(c)-3 and 1.414(c)-4 shall apply for purposes of determining ownership interests.

(e) In no event shall any member of the Board, the Committee or the Company (or its employees, officers or Outside Directors) have any liability to any Participant (or any other Person) due to the failure of an Award to satisfy the requirements of Section 409A.

Section 17.  Miscellaneous Provisions.

(a)    Any proceeds from Awards shall constitute general funds of the Company.

(b)    No fractional shares may be delivered under an Award, but in lieu thereof, a cash or other adjustment may be made as determined by the Committee, in its sole discretion.

(c)    No Eligible Person or other Person shall have any claim or right to be granted an Award under this Plan. Determinations made by the Committee under this Plan need not be uniform and may be made selectively among Eligible Persons under this Plan, whether or not such Eligible Persons are similarly situated. Neither this Plan nor any action taken under this Plan shall be construed as giving any Eligible Person any right to continue to be employed by or perform services for the Company, and the right to terminate the employment of or performance of services by Eligible Persons at any time and for any reason is specifically reserved by the Company.

Exhibit 10.1

(d)    No Participant or other Person shall have any right with respect to this Plan, the Common Shares reserved for issuance under this Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the Participant and all of the terms, conditions and provisions of this Plan and the Award applicable to such Participant (and each Person claiming under or through him or her) have been met.

(e)    Notwithstanding anything to the contrary contained in this Plan or in any Award agreement, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of any Award under this Plan, or of the Common Shares, Other Black Box Securities or property or other forms of payment issuable pursuant to any Award under this Plan, on any stock exchange or other market quotation system or under any federal or state law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the exercise or settlement thereof, such Award shall not be granted, exercised or settled in whole or in part until such listing, registration, qualification, consent or approval shall have been effected, obtained and maintained free of any conditions not acceptable to the Committee. Notwithstanding anything to the contrary contained in this Plan or in any Award agreement, no Common Shares, Other Black Box Securities or property or other forms of payment shall be issued under this Plan with respect to any Award unless the Committee shall be satisfied that such issuance will be in compliance with applicable law and any applicable rules of any stock exchange or other market quotation system on which such Common Shares are listed. If the Committee determines that the exercise of any Stock Option or Stock Appreciation Right would fail to comply with any applicable law or any applicable rules of any stock exchange or other market quotation system on which Common Shares are listed, the Participant holding such Stock Option or Stock Appreciation Right shall have no right to exercise such Stock Option or Stock Appreciation Right until such time as the Committee shall have determined that such exercise will not violate any applicable law or any such applicable rule, provided that such Stock Option or Stock Appreciation Right shall not have expired prior to such time.

(f)    To the extent applicable, it is the intent of Black Box that this Plan and Awards hereunder comply in all respects with Rule 16b-3 and Sections 162(m), 409A and 422, and (i) the provisions of this Plan shall be administered, interpreted and construed in a manner necessary to comply with Rule 16b-3 and Sections 162(m), 409A and 422, the Treasury Regulations issued thereunder or an exception thereto (or disregarded to the extent this Plan cannot be so administered, interpreted or construed) and (ii) in no event shall any member of the Committee or the Company (or its employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Award to satisfy the requirements of Rule 16b-3 and Sections 162(m), 409A and 422.

(g)    The Company shall have the right to deduct from any payment made under this Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of Black Box to issue Common Shares, Other Black Box Securities, other securities or property or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under this Plan, that the Participant (or any Person entitled to act) pay to Black Box, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, Black Box may refuse to issue Common Shares, Other Black Box Securities, other securities or property or other forms of payment, or any combination thereof. Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, permit an Eligible Person (or any Person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing Black Box to withhold, or agreeing to surrender to Black Box on or about the date such tax liability is determinable, Common Shares, Other Black Box Securities, other securities or property or other forms of payment, or any combination thereof, owned by such Person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such Person, having a fair market value equal to the amount of such taxes); provided, however, that any broker-assisted cashless exercise shall comply with the requirements for equity classification of Paragraph 35 of Statement of Financial Accounting Standards No. 123 (revised 2004) “Share-Based Payment” and any withholding satisfied through a net-settlement shall be limited to the minimum statutory withholding requirements.

(h)    The expenses of this Plan shall be borne by the Company; provided, however, the Company may recover from a Participant or his or her Permitted Transferee, heirs or assigns any and all damages, fees, expenses and costs incurred by the Company arising out of any actions taken by a Participant or Permitted Transferee in breach of this Plan or any agreement evidencing such Participant's Award.

(i)    This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

Exhibit 10.1

(j)    By accepting any Award or other benefit under this Plan, each Participant (and each Person claiming under or through him or her) shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under this Plan by the Company, the Board or the Committee.

(k)    The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards under this Plan or any Common Shares or Other Black Box Securities issued pursuant to this Plan as may be required by applicable law and any applicable rules of any stock exchange or other market quotation system on which such Common Shares or Other Black Box Securities are listed.

(l)    The validity, construction, interpretation, administration and effect of this Plan, and of its rules and regulations, and rights relating to this Plan and to Awards granted under this Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

(m)    Records of the Company shall be conclusive for all purposes under this Plan or any Award, unless determined by the Committee to be incorrect.

(n)    If any provision of this Plan or any Award is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan or any Award, but such provision shall be fully severable, and this Plan or Award, as applicable, shall be construed and enforced as if the illegal or invalid provision had never been included in this Plan or Award, as applicable.

(o)    The terms of this Plan shall govern all Awards under this Plan and in no event shall the Committee have the power to grant any Award under this Plan that is contrary to any of the provisions of this Plan.

(p)    For purposes of interpretation of this Plan, the masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

Section 18.  Plan Amendment or Suspension.  This Plan may be amended or suspended in whole or in part at any time, from time to time, by the Committee or by the Board; provided, that no amendment shall be made without stockholder approval if such approval is necessary to qualify for or comply with any tax or regulatory requirement or other applicable law for which the Committee or Board deems it necessary or desirable to qualify or comply. No such amendment or suspension shall adversely affect in a material manner any right of a Participant under an outstanding Award without his or her written consent. Notwithstanding the foregoing or any provision of an Award to the contrary, the Board or the Committee may at any time (without the consent of any Participant) modify, amend or terminate any or all of the provisions of this Plan to the extent necessary to conform the provisions of this Plan with Section 162(m), Section 409A or any other provision of the Code or other applicable law, the Treasury Regulations issued thereunder or an exception thereto, regardless of whether such modification, amendment or termination of this Plan shall adversely affect the rights of a Participant. The Board may, in its sole discretion, submit any amendment to this Plan to the stockholders for approval.

Section 19.  Plan Termination.  This Plan shall terminate upon the earlier of the following dates or events to occur:

(a)    upon the adoption of a resolution of the Board terminating this Plan; or

(b)    the tenth anniversary of the Board Approval Date.

No termination of this Plan shall materially alter or impair any of the rights or obligations of any Participant, without his or her written consent, under any Award previously granted under this Plan, except, further, that subsequent to termination of this Plan, the Committee may make amendments, modifications or terminations of Awards permitted under Section 13 hereof.

Section 20.  Effective Date.  This Plan shall be effective, and Awards may be granted under this Plan, on or after the Effective Date.

Section 21.  Governing Law.  This Plan and any Award granted under this Plan as well as any determinations made or actions taken under this Plan shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware without regard to its choice or conflicts of laws principles.

Exhibit 10.1

APPENDIX A

Unless otherwise determined by the Committee in the applicable Award agreement, the following terms shall have the meaning indicated:

“Associated Award” shall mean an Award granted concurrently or subsequently in conjunction with another Award.

“Award” shall mean the grant of rights to an Eligible Person under this Plan.

“Black Box” shall mean Black Box Corporation, a Delaware corporation.

“Board” shall mean the board of directors of Black Box.

“Board Approval Date” shall mean date of Board approval of this amended and restated Plan, which was May 14, 2013.

“Code” shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time, and the rules and regulations promulgated thereunder, as they may exist or may be amended from time to time.

“Committee” shall mean the Compensation Committee of the Board, or any successor thereto, or such other committee of the Board as is appointed by the Board to administer this Plan; provided, however, that the Board may designate itself as the Committee to administer this Plan (except for purposes of Awards intended to meet the requirements of performance-based compensation under Section 162(m) of the Code). Except as otherwise determined by the Board, the Committee (i) shall be comprised of not fewer than two (2) directors, (ii) shall meet any applicable requirements under Rule 16b-3, including any requirement that the Committee consist of “Non-Employee Directors” (as defined in Rule 16b-3 or any successor rule), (iii) shall meet any applicable requirements under Section 162(m), including any requirement that the Committee consist of “outside directors” (as defined in Treasury Regulation Section 1.162-27(e)(3)(i) or any successor regulation) and (iv) shall meet any applicable requirements of any stock exchange or other market quotation system on which the Common Shares are listed.

“Common Shares” shall mean shares of common stock, par value $0.001 per share, of Black Box and stock of any other class into which such shares may thereafter be changed.

“Company” shall mean Black Box and any parent, subsidiary or affiliate of Black Box.

“Director Plan” means the Black Box Corporation 1992 Director Stock Option Plan, as amended.

“Dividend Equivalents” shall mean an Associated Award of cash or other Awards with a Fair Market Value equal to the dividends which would have been paid on the Common Shares underlying an outstanding Award had such Common Shares been outstanding.

“Eligible Person(s)” shall mean those persons who are full or part-time employees of the Company or other individuals who perform services for the Company, including, without limitation, Outside Directors and consultants and independent contractors who perform services for the Company and persons to whom an offer of employment has been extended by the Company.

“Employee Plan” means the Black Box Corporation 1992 Stock Option Plan, as amended.

“Effective Date” shall mean August 12, 2008, the date of original stockholder approval of this Plan.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it now exists or may be amended from time to time, and the rules promulgated thereunder, as they may exist or may be amended from time to time.

“Fair Market Value” shall mean (i) with respect to the Common Shares, as of any date (a) if the Company's Common Shares are listed on any established stock exchange, system or market, the closing market price of the Common Shares as quoted in such exchange, system or market on such date or, if the Common Shares are not traded on such date, on the closest preceding date on which the Common Shares were traded or (b) in the absence of an established market for the Common Shares, as determined in good faith by the Committee or (ii) with respect to property other than Common Shares, the value of such property, as determined by the Committee, in its sole discretion.

Exhibit 10.1

“Full-Value Award” means any Award under this Plan pursuant to which Common Shares may be issued that is not either a Stock Option or a Stock Appreciation Right.

“Incentive Stock Option” shall mean a Stock Option that is an incentive stock option as defined in Section 422 of the Code. Incentive Stock Options are subject, in part, to the terms, conditions and restrictions described in Section 6 hereof.

“Nonqualified Stock Option” shall mean a Stock Option that is not an incentive stock option as defined in Section 422 of the Code. Nonqualified Stock Options are subject, in part, to the terms, conditions and restrictions described in Section 6 hereof.

“Other Black Box Securities” shall mean Black Box securities (which may include, but need not be limited to, unbundled stock units or components thereof, debentures, preferred stock, warrants, securities convertible into Common Shares or other property) other than Common Shares.

“Other Share-Based Awards” has the meaning set forth in Section 10 hereof.

“Outside Directors” means directors who are not employees of the Company.

“Participant” shall mean an Eligible Person to whom an Award has been granted under this Plan.

“Performance Grant” shall mean an Award subject, in part, to the terms, conditions and restrictions described in Section 9 hereof, pursuant to which the recipient may become entitled to receive cash, Common Shares or any other form of Award issuable under this Plan, or any combination thereof, as determined by the Committee.

“Permitted Transferee” means (i) any person defined as an employee in the Instructions to Registration Statement Form S-8 promulgated by the Securities and Exchange Commission, as such Form may be amended from time to time, which persons include, as of the date of adoption of this Plan, executors, administrators or beneficiaries of the estates of deceased Participants, guardians or members of a committee for incompetent former Participants, or similar persons duly authorized by law to administer the estate or assets of former Participants and (ii) Participants' family members who acquire Awards from the Participant other than for value, including through a gift or a domestic relations order. For purposes of this definition, “family member” includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. For purposes of this definition, neither (i) a transfer under a domestic relations order in settlement of marital property rights nor (ii) a transfer to an entity in which more than fifty percent of the voting or beneficial interests are owned by family members (or the Participant) in exchange for an interest in that entity is considered a transfer for “value”.

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

“Plan” shall mean this Black Box Corporation 2008 Long-Term Incentive Plan.

“Restricted Period” has the meaning set forth in subsection 8(b) hereof.

“Restricted Stock” shall mean an Award of Common Shares that are issued subject, in part, to the terms, conditions and restrictions described in Section 8 hereof.

“Restricted Stock Units” shall mean an Award of the right to receive either (as the Committee determines) Common Shares or cash equal to the Fair Market Value of a Common Share, issued subject, in part, to the terms, conditions and restrictions described in Section 8 hereof.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act and any successor rule.

Exhibit 10.1

“Section 162(m)” shall mean §162(m) of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, or any successor to such section.

“Section 409A” shall mean §409A of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, or any successor to such section.

“Section 422” shall mean §422 of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, or any successor to such section.

“Separation from Service” shall mean the Participant's death, retirement or other termination of employment with Black Box (including all persons treated as a single employer under Section 414(b) and 414(c) of the Code) that constitutes a “separation from service” (within the meaning of Section 409A). For purposes hereof, the determination of controlled group members shall be made pursuant to the provisions of Section 414(b) and 414(c) of the Code; provided that the language "at least 50 percent" shall be used instead of “at least 80 percent” in each place it appears in Section 1563(a)(1), (2) and (3) of the Code and Treas. Reg. §1.414(c)-2; provided, further, where legitimate business reasons exist (within the meaning of Treas. Reg. §1.409A-1(h)(3)), the language “at least 20 percent” shall be used instead of “at least 80 percent” in each place it appears.

“Specified Employee” means a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of Black Box as determined in accordance with Section 409A and the procedures established by the Company.

“Stock Appreciation Right” shall mean an Award of a right to receive (without payment) cash, Common Shares, Other Black Box Securities or property or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Common Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject, in part, to the terms, conditions and restrictions described in Section 7 hereof.

“Stock Option” shall mean an Award of a right to purchase Common Shares. The term Stock Option shall include Nonqualified Stock Options and Incentive Stock Options.

“Ten Percent Employee” shall mean an employee of Black Box or any parent or subsidiary of Black Box who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of Black Box or any parent or subsidiary of Black Box within the meaning of Code Sections 424 (e) and (f).

“Treasury Regulations” shall mean final, proposed or temporary regulations of the Department of Treasury under the Code and any successor regulation.